UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22819

                                       ETFis Series Trust I
(Exact name of registrant as specified in charter)

1540 Broadway, 16th Floor
                                       New York, NY 10036
(Address of principal executive offices) (Zip code)

ETFis Series Trust I

c/o Corporation Service Company

                               2711 Centerville Road, Suite 400, Wilmington, DE 19808
(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 593-4383

Date of fiscal year end: July 31

Date of reporting period: July 31, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

ETFis Series Trust I

ETFis Series Trust I

REAVES UTILITIES ETF

Virtus ETFs

ANNUAL REPORT
July 31, 2017

REAVES UTILITIES ETF

ANNUAL REPORT

July 31, 2017

Table of Contents

July 31, 2017

Shareholder Letter (unaudited)

July 31, 2017

Dear Reaves Utilities ETF Shareholder:

I am pleased to present the annual report for the Reaves Utilities ETF (the “Fund”) (NASDAQ: UTES), a series within the ETFis Series Trust I. The report provides financial statements and portfolio information for the Fund from August 1, 2016 through July 31, 2017. The report also contains commentary from the Fund’s Sub-Adviser, Reaves Asset Management, on how the Fund performed relative to the markets in which it invests.

UTES is an actively-managed ETF offering exposure to equity securities of companies in the utility sector. From August 1, 2016 through July 31, 2017, the Fund returned 7.59%, compared with the 5.70% return of the S&P 500® Utilities Index, which serves as a benchmark for the utilities sector.

On behalf of the investment professionals at Reaves Asset Management, I thank you for your investment. For more information about the Fund, including daily portfolio updates, please visit the Fund’s website, www.virtusetfs.com. If you have any questions, please contact your financial advisor, or call 1-888-383-0553.

Sincerely,

William Smalley
President

ETFis Series Trust I

This material must be accompanied or preceded by the prospectus.

Management’s Discussion of Fund Performance (unaudited)

July 31, 2017

Reaves Utilities ETF

Management’s Discussion of Operations

Overview

The Reaves Utilities ETF (“the Fund”) launched on September 23, 2015 under the ticker symbol, UTES. The Fund seeks to provide investors total return through a combination of capital appreciation and income. The Fund is an actively-managed portfolio of utility companies.

The Fund focuses on the utilities sector because, relative to other U. S. companies, these businesses are considered by the Fund’s sub-adviser, Reaves Asset Management (“Reaves”), to be very stable, resistant to the business cycle and to have a long history of providing steady earnings growth and a meaningful and consistent dividend payout. Many companies in the sector have paid a dividend continuously for over fifty years. Reaves was founded in 1961 and has been investing in the utilities sector on behalf of advisory clients since 1977. They believe that the regulatory complexity of the sector offers an experienced active manager the opportunity to outperform a comparable passively-invested portfolio on a risk-adjusted basis.

Companies in the utilities sector are typically involved in the transmission and distribution of electricity, natural gas and water. They also may be involved in the generation of wholesale electricity which, while regulated by the Federal Energy Regulatory Commission (“FERC”), may be subject to market-based risks.

Update

The Fund returned 7.59% in the 12-month period ended July 31, 2017 versus 5.70% for the benchmark, outperforming by 1.89%. Since inception through July 31, 2017, the Fund had an annualized return of 20.25% versus the annualized benchmark return of 17.60%, outperforming by 2.65%.

The Fund’s positive performance in the past year occurred despite a rise in the 10-year US interest rate from 1.45% at the end of July 2016 to 2.29% at the end of July 2017. In fact, 10-year interest rates hit a high of 2.63% in December of 2016. Better renewable energy prospects and improving regulation more than offset the negative impact from rising interest rates.

Nextera Energy, the Fund’s largest holding, was the top contributor to returns in the past year. The company is the largest developer of wind and solar power in the United States so it benefited from a decline in the cost of renewable electricity and a growing confidence in future demand. Several utilities announced plans in the last year to shut down coal generation and replace with wind and solar power, highlighting that renewable energy has become so cheap that utilities can switch from coal and save customers money. We believe that wind and solar should get cheaper as new technology matures which only strengthens the outlook. Including Nextera Energy, three of the top six contributors to returns over the past year operate renewable energy businesses.

Constructive regulation as well as optimism surrounding the new potential FERC commissioners led to improving growth outlooks for several of our companies. Several state regulatory commissions are encouraging utilities to reinforce and strengthen gas and electric distribution networks while power and natural gas prices are low. Many companies have the ability to increase capital expenditures while limiting the bill increase to customers to 3% or less. The result is higher earnings and dividend growth. Power and natural gas prices have been low for a few years now and regulators are gaining confidence in the sustainability of low prices and thus are encouraging greater levels of investment. Regarding FERC, a quorum has finally been reached with the Senate confirmation of two commissioners on August 3rd, 2017. FERC has since approved several long-delayed projects, one of which will be built by one of the Fund’s largest holdings, DTE Energy.

We continue to believe investing in utilities that have the ability to grow sustainably will result in a portfolio that can outperform. The best positioned companies in the industry have the ability to grow earnings and dividends in the high single digit range. For example, over the past year companies in the Fund have grown dividends by an average of 8.3%, well above the index’s average of 3.9%. We believe this excess dividend growth has been one of the major drivers of the Fund’s outperformance and continue to invest in companies that can maintain a similar growth rate.

Performance as of 7/31/2017

	Average Annual Total Return
	Fund Net Asset Value	Fund Market Price	S&P 500® Utilities Index(1)
1 Year	7.59%	7.59%	5.70%
Since Inception(2)	20.25%	20.25%	17.60%

(1)	The S&P 500® Utilities Index is a free-float market capitalization-weighted index comprised of companies included in the S&P 500 utilities sector. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
(2)	Commencement of operations on September 23, 2015.

Management’s Discussion of Fund Performance (unaudited) (continued)

July 31, 2017

Performance data quoted represents past performance and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. For the most current month-end performance data please visit www.virtusetfs.com or call toll free (888) 383-0553. The Fund’s annual operating expense ratio as disclosed in the most recent prospectus dated November 28, 2016 is 0.95%, and may differ from the expense ratio disclosed in the Financial Highlights table in this report. Total return calculated for a period of less than one year is not annualized.

The Fund is an exchange-traded fund (“ETF”). The “net asset value” (NAV) of the Fund is determined at the close of each business day, and represents the dollar value of one share of the Fund; it is calculated by taking the total assets of the Fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV of the Fund is not necessarily the same as its intraday trading value. Fund investors should not expect to buy or sell shares at NAV because shares of ETFs such as the Fund are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Thus, shares may trade at a premium or discount to their NAV in the secondary market. Brokerage commissions will reduce returns. NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV, and include the reinvestment of all dividends and other distributions (reinvested at the Fund’s NAV on distribution ex-date). Market price returns are calculated using the 4:00 p.m. midpoint between the bid and offer, and include the reinvestment of all dividends and other distributions (reinvested at the 4:00 p.m. bid/offer midpoint on distribution ex-date). Market price returns do not represent the return you would receive if you traded at other times.

Exchange Traded Funds: The value of an ETF may be more volatile than the underlying portfolio of securities the ETF is designed to track. The costs of owning the ETF may exceed the cost of investing directly in the underlying securities.

Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.

Utility Sector Concentration. The Fund’s investments are concentrated in the securities of issuers engaged primarily in utilities-related industries (i.e., Utility Sector Companies). This may make the Fund particularly susceptible to adverse economic, political or regulatory occurrences and changes affecting utilities and Utility Sector Companies. A downturn in utilities related industries would have a larger impact on the Fund than on an investment company that does not concentrate solely in utilities related industries. As concentration in the securities of Utility Sector Companies increases, so does the potential for fluctuation in the NAV of the Fund’s Shares.

Market Price/NAV: At the time of purchase and/or sale, an investor’s shares may have a market price that is above or below the Fund’s NAV, which may increase the investor’s risk of loss.

Non-Diversified: The Fund is non-diversified and may be more susceptible to factors negatively impacting its holdings to the extent that each security represents a larger portion of the Fund’s assets.

No Guarantee: There is no guarantee that the portfolio will meet its objective.

Prospectus: For additional information on risks, please see the Fund’s prospectus.

Value of a $10,000 Investment Since Inception at Net Asset Value

The chart above represents historical performance of a hypothetical investment of $10,000 over the life of the Fund, assuming reinvestment of distributions. Past performance does not guarantee future results.

Shareholder Expense Examples (unaudited)

As a shareholder of the Fund, you incur ongoing costs, including advisory fees and other fund expenses, if any. The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The examples are based on an investment of $1,000 invested at the beginning of the period and held throughout the entire period (February 1, 2017 to July 31, 2017).

Actual expenses

The first line under the Fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line under the Fund in the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing Fund costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 2/01/17	Ending Account Value 7/31/17	Annualized Expense Ratios for the period	Expenses Paid During Period(2)
Reaves Utilities ETF
Actual	$1,000	$1,123.50	0.95%	$5.00
Hypothetical(1)	$1,000	$1,020.08	0.95%	$4.76

(1)	Assuming 5% return before expenses.
(2)	Expenses are calculated using the Fund’s annualized ratio, multiplied by the average account value for the period, multiplied by 181/365 (to reflect the six-month period).

Schedule of Investments — Reaves Utilities ETF

July 31, 2017

Security Description	Shares	Value
Common Stocks — 98.5%
Real Estate — 3.1%
InfraREIT, Inc.	21,000	$472,290
Utilities — 95.4%
ALLETE, Inc.	5,700	417,639
American Water Works Co., Inc.	8,834	716,437
Atmos Energy Corp.	4,419	383,392
Avangrid, Inc.	5,848	265,616
CMS Energy Corp.	14,408	666,226
DTE Energy Co.	6,735	721,049
Edison International	5,575	438,641
Eversource Energy	11,723	712,641
National Grid PLC (United Kingdom)(1)	6,875	429,756
NextEra Energy Partners LP	18,392	758,118
NextEra Energy, Inc.	13,880	2,027,729
NiSource, Inc.	30,706	800,198
Pattern Energy Group, Inc.	16,346	410,285
PG&E Corp.	17,295	1,170,699
Pinnacle West Capital Corp.	5,508	477,709
Portland General Electric Co.	13,517	604,075
SCANA Corp.	13,404	862,816
Sempra Energy	10,753	1,215,197
Vectren Corp.	2,200	132,242
WEC Energy Group, Inc.	10,789	679,383
Xcel Energy, Inc.	10,178	481,521
Total Utilities		14,371,369
Total Common Stocks
(Cost $12,864,093)		14,843,659

MONEY MARKET FUND — 0.7%
Morgan Stanley Institutional Liquidity Fund — Treasury Securities Portfolio 0.87%(2)
(Cost $106,780)	106,780	106,780

TOTAL INVESTMENTS — 99.2%
(Cost $12,970,873)		14,950,439
Other Assets in Excess of Liabilities — 0.8%		117,558
Net Assets — 100.0%		$15,067,997

(1)	American Depositary Receipts.
(2)	The rate shown reflects the seven-day yield as of July 31, 2017.

Portfolio Composition

July 31, 2017

Asset Allocation as of 07/31/2017 (based on net assets)

Utilities	95.4%
Real Estate	3.1%
Money Market Fund	0.7%
Other Assets in Excess of Liabilities	0.8%
Total	100.0%

The following table summarizes valuation of the Fund’s investments under the fair value hierarchy levels as of July 31, 2017:

	Level 1	Level 2	Level 3	Total
Asset Valuation Inputs
Investments
Common Stocks	$14,843,659	$—	$—	$14,843,659
Money Market Fund	106,780	—	—	106,780
Total Investments	$14,950,439	$—	$—	$14,950,439

For significant movements between levels within the fair value hierarchy, the Fund adopted a policy of recognizing transfers at the end of the period. There were no significant transfers between levels during the year ended July 31, 2017.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 investments at the end of the period. There were no Level 3 securities as of July 31, 2017.

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

July 31, 2017

Reaves Utilities ETF
Assets:
Investments, at cost	$12,970,873
Investments, at value	14,950,439
Receivables:
Investment securities sold	120,626
Dividends and interest receivable	22,069
Total Assets	15,093,134

Liabilities:
Due to custodian	11,126
Payables:
Sub-advisory fees	14,011
Total Liabilities	25,137
Net Assets	$15,067,997

Net Assets Consist of:
Paid-in capital	$12,983,917
Undistributed net investment income	23,453
Undistributed net realized gain on investments	81,061
Net unrealized appreciation on investments	1,979,566
Net Assets	$15,067,997
Shares outstanding (unlimited number of shares of beneficial interest authorized, no par value)	450,004
Net asset value per share	$33.48

The accompanying notes are an integral part of these financial statements.

Statement of Operations

For the Year Ended July 31, 2017

Reaves Utilities ETF
Investment Income:
Dividend income	$443,370
Interest income	1,552
Total Investment Income	444,922

Expenses:
Sub-advisory fees	133,069
Tax expense	31
Total Expenses	133,100

Net Investment Income	311,822

Net Realized Gain on:
Investments	82,747
In-kind transactions	232,330
Total Net Realized Gain	315,077

Change in Net Unrealized Appreciation on:
Investments	449,832
Total Change in Net Unrealized Appreciation	449,832
Net Realized and Change in Unrealized Gain	764,909
Net Increase in Net Assets Resulting from Operations	$1,076,731

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Reaves Utilities ETF
	For the Year Ended July 31, 2017	For the Period September 23, 2015(1) Through July 31, 2016
Increase in Net Assets Resulting from Operations:
Net investment income	$311,822	$102,631
Net realized gain on investments	315,077	194,935
Net change in unrealized appreciation on investments	449,832	1,529,734
Net increase in net assets resulting from operations	1,076,731	1,827,300

Distributions to Shareholders from:
Net investment income	(314,058)	(75,402)
Net realized gain	(198,411)	—
Total distributions	(512,469)	(75,402)

Shareholder Transactions:
Proceeds from shares sold	3,064,794	11,166,480
Cost of shares redeemed	(1,479,437)	—
Net increase in net assets resulting from shareholder transactions	1,585,357	11,166,480
Increase in net assets	2,149,619	12,918,378

Net Assets:
Beginning of period	12,918,378	—
End of period	$15,067,997	$12,918,378
Undistributed net investment income	$23,453	$27,479

Changes in Shares Outstanding:
Shares outstanding, beginning of period	400,004	—
Shares sold	100,000	400,004
Shares redeemed	(50,000)	—
Shares outstanding, end of period	450,004	400,004

(1)	Commencement of operations.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

	Reaves Utilities ETF
	For the Year Ended July 31, 2017		For the Period September 23, 2015(1) Through July 31, 2016
Per Share Data for a Share Outstanding Throughout Each Period Presented:
Net asset value, beginning of period	$32.30		$25.00
Investment operations:
Net investment income(2)	0.69		0.47
Net realized and unrealized gain on investments	1.63		7.19
Total from investment operations	2.32		7.66

Less Distributions from:
Net investment income	(0.70)		(0.36)
Net realized gains	(0.44)		—
Total distributions	(1.14)		(0.36)
Net Asset Value, End of Period	$33.48		$32.30
Net Asset Value Total Return(3)	7.59%		30.85%
Net assets, end of period (000’s omitted)	$15,068		$12,918

RATIOS/SUPPLEMENTAL DATA:
Ratios to Average Net Assets:
Expenses	0.95	%(4)	0.95	%(4,5)
Net investment income	2.23%		1.89	%(5)
Portfolio turnover rate(6)	33%		46	%(7)

(1)	Commencement of operations.
(2)	Based on average shares outstanding.
(3)	Net Asset Value Total Return is calculated assuming an initial investment made at the net asset value on the first day of the period, reinvestment of dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Total return calculated for a period of less than one year is not annualized.
(4)	The ratio of expenses to average net assets includes tax expense of less than 0.01%.
(5)	Annualized.
(6)	Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.
(7)	Not annualized.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

July 31, 2017

1. ORGANIZATION

ETFis Series Trust I (the “Trust”) was organized as a Delaware statutory trust on September 20, 2012 and is registered with the Securities and Exchange Commission (the “SEC”) as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). Reaves Utilities ETF (the “Fund”), a separate investment portfolio of the Trust, is presented herein. The offering of shares is registered under the Securities Act of 1933, as amended (the “Securities Act”).

The Fund commenced operations on September 23, 2015.

The Fund is a “non-diversified” Fund, as defined under the 1940 Act.

The Fund’s investment objective is to seek to provide total return through a combination of capital appreciation and income.

2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

Use of Estimates

Management makes certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of increases and decreases in the net assets from operations during the reporting period. Actual results could differ from those estimates.

Indemnification

In the normal course of business, the Fund may enter into contracts that contain a variety of representations which provide general indemnifications for certain liabilities. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Security Valuation

Security holdings traded on a national securities exchange are valued based on their last sale price. Price information on listed securities is taken from the exchange where the security is primarily traded. Securities regularly traded in an over the counter market are valued at the latest quoted sale price in such market or in the case of the New York Stock Exchange (“NYSE”) or NASDAQ, at the NYSE or NASDAQ Official Closing Price. Such valuations are typically categorized as Level 1 in the fair value hierarchy described below.

If market quotations are not readily available, or if it is determined that a quotation of a security does not represent fair value, then the security is valued at fair value as determined in good faith using procedures adopted by the Trust’s Board of Trustees (the “Board”). Such valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy described below.

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current market value.

Fair Value Measurement

Accounting Standards Codification, Fair Value Measurement (“ASC 820”) defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and requires disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly, and how that information must be incorporated into fair value measurement. Under ASC 820, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the following hierarchy:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
•	Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
•	Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Notes to Financial Statements (continued)

July 31, 2017

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The hierarchy classification of inputs used to value the Fund’s investments at July 31, 2017, is disclosed at the end of the Fund’s Schedule of Investments.

Security Transactions

Security transactions are accounted for on the trade date. Realized gains and losses on sales of investment securities are calculated using specific identification.

Investment Income and Expenses

Dividend income is recognized on the ex-dividend date. Expenses and interest income are recognized on the accrual basis.

The Fund pays all of its expenses not assumed by W. H. Reaves & Co., Inc. doing business as Reaves Asset Management (the “Sub-Adviser”). General Trust expenses that are allocated among and charged to the assets of the Fund and other series of the Trust are done so on a basis that the Board deems fair and equitable, which may be on a basis of relative net assets of the Fund and other series of the Trust or the nature of the services performed and relative applicability to the Fund and other series of the Trust.

Distributions to Shareholders

Distributions are recorded by the Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations that may differ from GAAP in the United States of America.

3. INVESTMENT MANAGEMENT, RELATED PARTIES AND OTHER AGREEMENTS

Investment Advisory Agreement

The Trust has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with Virtus ETF Advisers LLC (the “Adviser”), a wholly-owned subsidiary of ETFis Holdings LLC, on behalf of the Fund. ETFis Holdings LLC is majority-owned by Virtus Investment Partners, Inc. (Ticker: VRTS) (together with its affiliates, “Virtus”). Pursuant to the Advisory Agreement, the Adviser has overall supervisory responsibility for the general management and investment of the Fund’s securities portfolio. For its services to the Fund, the Adviser is entitled to receive a fee, payable monthly, at an annual rate of 0.075% of the Fund’s average daily net assets, subject to a minimum annual fee of $30,000, paid by the Sub-Adviser as described below.

The Advisory Agreement may be terminated without penalty on behalf of the Fund with the approval of the Fund’s Board or by a vote of the majority of the Fund’s shareholders, and on behalf of the Adviser, upon not more than 60 days’ nor less than 30 days’ written notice.

Sub-Advisory Agreement

The Sub-Adviser provides investment advice and management services to the Fund. Pursuant to an investment sub-advisory agreement among the Trust, the Sub-Adviser and the Adviser, the Sub-Adviser is entitled to receive a fee, payable monthly, at an annual rate of 0.95% of the Fund’s average daily net assets. The Sub-Adviser has agreed to pay all expenses of the Fund, except the Sub-Adviser’s fee, brokerage expenses, acquired fund fees and expenses, taxes, interest, litigation and arbitration expenses, fees for professional services stemming from litigation or arbitration, payments under any 12b-1 plan adopted by the Fund, and other extraordinary expenses of the Fund.

Principal Underwriter

Pursuant to the terms of a Distribution Agreement with the Trust, ETF Distributors LLC (the “Distributor”) serves as the Fund’s principal underwriter. The Distributor receives compensation for the statutory underwriting services it provides to the Fund. The Distributor will not distribute shares in less than Creation Units (as hereinafter defined), and does not maintain a secondary market in shares. The shares are traded in the secondary market. The Distributor is a wholly-owned subsidiary of Virtus.

Operational Administrator

Virtus ETF Solutions LLC (the “Administrator”) serves as the Fund’s operational administrator. The Administrator supervises the overall administration of the Trust and the Fund including, among other responsibilities, the coordination and day-to-day oversight of the Fund’s operations, the service providers’ communications with the Fund and each other and assistance with Trust, Board and contractual matters related to the Fund. The Administrator also provides persons satisfactory to the Board to serve as officers of the Trust. The Administrator is a wholly-owned subsidiary of Virtus.

Notes to Financial Statements (continued)

July 31, 2017

Accounting Services Administrator, Custodian and Transfer Agent

The Bank of New York Mellon (“BNY Mellon”) provides administrative, accounting, tax and financial reporting for the maintenance and operations of the Trust as the Fund’s accounting services administrator. BNY Mellon also serves as the custodian for the Fund’s assets, and serves as transfer agent and dividend paying agent for the Fund.

4. CREATION AND REDEMPTION TRANSACTIONS

The Fund issues and redeems shares on a continuous basis at Net Asset Value (“NAV”) in groups of 50,000 shares called “Creation Units.” The Fund’s Creation Units may be issued and redeemed, principally in-kind for securities included in the Fund.

Only “Authorized Participants” who have entered into contractual arrangements with the Distributor may purchase or redeem shares directly from the Fund. An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a DTC participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors will not qualify as Authorized Participants or have the resources to buy and sell whole Creation Units. Therefore, they will be unable to purchase or redeem the shares directly from the Fund. Rather, most retail investors will purchase shares in the secondary market with the assistance of a broker and will be subject to customary brokerage commissions or fees.

5. FEDERAL INCOME TAX

The Fund intends to qualify as a “regulated investment company” under Sub-chapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of its net investment income and net capital gains to shareholders. Accounting for Uncertainty in Income Taxes as issued by the FASB provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements, and requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Interest and penalty related to income taxes would be recorded as income tax expense. Management of the Fund is required to analyze all open tax years (2016–2017), as defined by IRS statute of limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of July 31, 2017, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examinations in progress and is not aware of any tax positions for which it is reasonably possible that the amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund recognizes interest accrued related to unrecognized tax benefits and penalties as income tax expense. For the year ended July 31, 2017, the Fund had no accrued penalties or interest.

The adjusted cost basis of investments and gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Federal Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$12,971,479	$2,118,055	$(139,095)	$1,978,960

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales and undistributed short-term capital gains being treated as ordinary income for tax purposes. At July 31, 2017, the components of accumulated earnings/loss on a tax-basis were as follows:

Undistributed Ordinary Income	Accumulated Capital and Other Gain	Net Unrealized Appreciation	Total Accumulated Earnings
$23,453	$81,667	$1,978,960	$2,084,080

Capital losses incurred after October 31 (“post-October capital losses”) and late year ordinary losses incurred after December 31 within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. During the fiscal year ended July 31, 2017, the Fund did not incur and or elect to defer post-October capital losses and late year ordinary losses.

Notes to Financial Statements (continued)

July 31, 2017

The tax character of distributions paid during the periods ended July 31, 2017 and July 31, 2016 were as follows:

2017		2016
Distributions Paid From Ordinary Income	Distributions Paid From Long-Term Capital Gains	Distributions Paid From Ordinary Income	Distributions Paid From Long-Term Capital Gains
$512,469	$—	$75,402	$—

At July 31, 2017, for Federal income tax purposes, the Fund had no capital loss carryforwards available to offset future capital gains.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Results of operations and net assets were not affected by these reclassifications. At July 31, 2017, the effect of permanent book/tax reclassifications resulted in increases (decreases) to the components of net assets as follows:

Undistributed Net Investment Income	Accumulated Net Realized Gain On Investments	Paid-in- Capital
$(1,790)	$(230,540)	$232,330

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short-term investments), subscriptions in-kind and redemptions in-kind for the year ended July 31, 2017 were as follows:

Purchases	Sales	Subscriptions In-Kind	Redemptions In-Kind
$4,551,616	$4,879,860	$3,003,165	$1,423,450

7. INVESTMENT RISKS

As with any investment, an investment in the Fund could result in a loss or the performance of the Fund could be inferior to that of other investments. An investor should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing. The Fund’s prospectus and statement of additional information contain this and other important information.

8. ASSET CONCENTRATION RISK

The Fund may invest a high percentage of its assets in the securities of issuers engaged primarily in utilities-related industries. Fluctuations in these industries of concentration may have a greater impact on the Fund, positive or negative, than if the Fund did not concentrate its investments in such industries.

9. 10% SHAREHOLDERS

As of July 31, 2017, the Fund had individual shareholder account(s) and/or omnibus shareholder account(s) (comprised of a group of individual shareholders), which individually amounted to more than 10% of the total shares outstanding of the Fund as detailed below:

% of Shares Outstanding	Number of Accounts
87%	5

10. NEW ACCOUNTING PRONOUNCEMENT

On October 13, 2016, the Securities and Exchange Commission amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X which sets forth the form and content of financial statements. At this time, management is evaluating the implications of adopting these amendments and their impact on the financial statements and accompanying notes.

Notes to Financial Statements (continued)

July 31, 2017

11. SUBSEQUENT EVENTS

The Fund paid the following per share distributions after July 31, 2017:

Ordinary Income	Ex-Date
$0.18	9/20/2017

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has determined that, except as set forth above, there are no material events that would require disclosure.

Report of Independent Registered Public Accounting Firm

July 31, 2017

To the Board of Trustees of ETFis Series Trust I and the Shareholders of Reaves Utilities ETF

We have audited the accompanying statement of assets and liabilities of Reaves Utilities ETF, a series of shares of beneficial interest in ETFis Series Trust I, (the “Fund”) including the schedule of investments, as of July 31, 2017, and the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for the year then ended and for the period from September 23, 2015 (commencement of operations) through July, 31, 2016. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2017 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Reaves Utilities ETF as of July 31, 2017, and the results of its operations for the year then ended and the changes in its net assets and its financial highlights for the year then ended and for the period from September 23, 2015 through July, 31, 2016, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
September 29, 2017

Approval of Advisory Agreements & Board Considerations (unaudited)

February 8, 2017 Annual Consideration of Advisory and Sub-Advisory Agreements for Reaves Utilities ETF (the “Fund”)

At an in-person meeting on February 8, 2017, at which all of the Trustees who were not “interested persons” (as that term is defined in the Investment Company Act of 1940) of the Trust (the “Independent Trustees”) were present, the Board of Trustees (the “Board”) of ETFis Series Trust I (the “Trust”), including the Independent Trustees voting separately, reviewed and unanimously approved for the Fund an investment advisory agreement between Virtus ETF Advisers LLC (the “Adviser”) and the Trust (the “Advisory Agreement”) and an investment sub-advisory agreement among W. H. Reaves & Co., Inc. d/b/a/ Reaves Asset Management (the “Sub-Adviser”), the Adviser and the Trust (the “Sub-Advisory Agreement”).

The Board received and reviewed a substantial amount of information provided by the Adviser and the Sub-Adviser in response to requests of the Board and counsel, including, without limitation, a memorandum from the Adviser and the Sub-Adviser that included a description of the Adviser’s and the Sub-Adviser’s business, a copy of the Adviser’s and the Sub-Adviser’s Form ADV, and certain other information about the Adviser and the Sub-Adviser to be considered in connection with the Trustees’ review process (the “Memoranda”)

Advisory Agreement

In deciding on whether to approve the Advisory Agreement with the Adviser on behalf of the Fund, the Board considered numerous factors, including:

The nature, extent, and quality of the services to be provided by the Adviser. The Board considered the responsibilities the Adviser would have under the Advisory and Sub-Advisory Agreements, and the services that would be provided by the Adviser to the Fund, including, without limitation, the management and oversight services that the Adviser would provide to the Fund, the Adviser’s coordination of services for the Fund by the Trust’s service providers, and its compliance procedures and practices, particularly with respect to the Trust’s exemptive order permitting the operation of the Fund as an exchange-traded fund. The Board noted that many of the Trust’s executive officers are employees of the Adviser, and serve the Trust without additional compensation from the Fund. After reviewing the foregoing information and further information in the Memoranda (including descriptions of the Adviser’s investment advisory services and its related non-advisory business), and discussing the Adviser’s proposed services to the Fund, the Board concluded that the quality, extent, and nature of the services proposed to be provided by the Adviser are satisfactory and adequate for the Fund.

The investment management capabilities and experience of the Adviser. The Board evaluated the management experience of the Adviser, in the light of the services it will be providing. In particular, the Board received information from the Adviser regarding, among other things, the Adviser’s experience in organizing, managing and overseeing the Fund and coordinating their operation and administration. After consideration of these factors, the Board determined that the Adviser would be an appropriate manager for the Fund.

The costs of the services to be provided and profits to be realized by the Adviser from its relationship with the Fund. The Board examined and evaluated the arrangements between the Adviser and the Fund under the Advisory Agreement, including the fact that the Fund utilizes a “unified fee structure” to cap the Fund’s total expenses (subject to customary exclusions). The Board also considered potential benefits for the Adviser in managing the Fund, including promotion of the interests of the Adviser in providing management and oversight services to the Fund. Following these comparisons and upon further consideration and discussion of the foregoing, the Board concluded that the fees to be paid to the Adviser (pursuant to the Sub-Advisory Agreement) are appropriate and within the range of what would have been negotiated at arm’s length.

The extent to which economies of scale would be realized as the Fund grows and whether management fee levels reflect these economies of scale for the benefit of the Fund’s investors. The Board concluded that, in light of the relatively low management fee charged by the Adviser, and the current assets under management (“AUM”) for the Fund, it was not necessary to consider economies of scale at this time.

Other benefits derived by the Adviser from its relationship with the Fund. The Board considered material “fall-out” or ancillary benefits that accrue to the Adviser as a result of its relationship with the Fund (other than the advisory fee). The Board noted that ETF Distributors LLC (the “Distributor”), an affiliate of the Adviser, serves as principal underwriter for the Fund, and that Virtus ETF Solutions LLC (the “Administrator”), also an affiliate of the Adviser, serves as the operational administrator for the Fund. The Board noted that the Adviser is responsible for the payment of any fees to the Distributor and the Administrator. The Board considered that the association of the Distributor and the Administrator with the Fund could result in non-quantifiable reputational benefits for those entities. Based on the foregoing information, the Board concluded that such potential benefits are immaterial to its consideration and approval of the Advisory Agreement.

Approval of Advisory Agreements & Board Considerations (unaudited) (continued)

Conclusion. The Board did not identify any single factor as being of paramount importance, and different Trustees may have given different weight to different factors. The Board reviewed with counsel to the Independent Trustees the legal standards applicable to its consideration of the Advisory Agreement. Based on its review, including consideration of each of the factors referenced above, the Board determined, in the exercise of its reasonable business judgment, that the advisory arrangement was fair and reasonable in light of the services performed or to be performed, expenses incurred or to be incurred and such other matters as the Board considered relevant.

After full consideration of the above factors as well as other factors, the Board, including the Independent Trustees, unanimously approved the Advisory Agreement on behalf of the Fund.

Sub-Advisory Agreement

In deciding on whether to approve the Sub-Advisory Agreement with the Sub-Adviser on behalf of the Fund, the Board considered numerous factors, including:

The nature, extent, and quality of the services to be provided by the Sub-Adviser. The Board considered the responsibilities the Sub-Adviser would have under the Sub-Advisory Agreement and the services that would be provided by the Sub-Adviser including, without limitation, the sub-advisory services and the Sub-Adviser’s compliance procedures and practices. After reviewing the foregoing information and further information in the materials, including the Memoranda (which included descriptions of the Sub-Adviser’s business and the Sub-Adviser’s Form ADV), the Board concluded that the quality, extent, and nature of the services to be provided by the Sub-Adviser was satisfactory and adequate for the Fund.

The investment management capabilities and experience of the Sub-Adviser. The Board evaluated the investment management experience of the Sub-Adviser and experience of the Sub-Adviser carrying out the day-to-day management of the Fund. In particular, the Board received information from the Sub-Adviser regarding the performance of its portfolio managers in implementing the investment strategies for the Fund. The Board discussed the investment objective and strategies for the Fund and the Sub-Adviser’s performance in implementing the strategies. After consideration of these factors, the Board determined that the Sub-Adviser continued to be an appropriate sub-adviser to the Fund.

The costs of the services to be provided and profits to be realized by the Sub-Adviser from its relationship with the Fund. The Board examined and evaluated the proposed arrangements between the Sub-Adviser on behalf of the Fund under the proposed Sub-Advisory Agreement, including the fact that the Fund would utilize a “unified fee structure” to cap the Fund’s total expenses (subject to customary exclusions). The Board noted that, under such an arrangement, the Sub-Adviser would likely supplement a portion of the cost of operating the Fund for some period of time. The Board reviewed the proposed capped fee arrangement with the Sub-Adviser for the Fund and noted the benefits that would accrue to the Fund from the Sub-Adviser’s likely waiver of a portion of its sub-advisory fees for a period of time.

The Board considered the Sub-Adviser’s staffing, personnel, and methods of operating; the Sub-Adviser’s compliance policies and procedures; the financial condition of the Sub-Adviser and the level of commitment to the Fund by the Sub-Adviser; the current and projected asset levels of the Fund; the Sub-Adviser’s payment of startup costs for the Fund; and the overall projected expenses of the Fund. The Board also considered potential benefits to the Sub-Adviser in sub-advising the Fund, including promotion of the Sub-Adviser’s name.

The Board compared the fees and expenses of the Fund (including the sub-advisory fee) to other funds considered by the Sub-Adviser to have investment objectives and strategies similar to the Fund. Following these comparisons and upon further consideration and discussion of the foregoing, the Board concluded that the fees to be paid to the Sub-Adviser by the Fund would be appropriate and representative of an arm’s length negotiation.

The extent to which economies of scale would be realized as the Fund grows and whether sub-advisory fee levels reflect these economies of scale for the benefit of the Fund’s investors. The Board considered the AUM and operational history of the Fund, together with the fees paid to the Sub-Adviser (including, where applicable, any capped fees). The Board considered that the Fund currently experiences benefits from the unified fee arrangement, particularly where the Sub-Adviser is paying Fund expenses in excess of the unified fee. The Board considered that the Fund would continue to experience such benefits until the Fund’s assets grow to a level where the Sub-Adviser begins to receive its full fee. Accordingly, the Board concluded that, in light of the current AUM for the Fund, it was not necessary to consider economies of scale at this time.

Approval of Advisory Agreements & Board Considerations (unaudited) (continued)

Conclusion. The Board did not identify any single factor as being of paramount importance, and different Trustees may have given different weight to different factors. The Board reviewed with counsel to the Independent Trustees the legal standards applicable to its consideration of the Sub-Advisory Agreement. Based on its review, including consideration of each of the factors referenced above, the Board determined, in the exercise of its reasonable business judgment, that the sub-advisory arrangement, as outlined in the Sub-Advisory Agreement, were fair and reasonable in light of the services performed or to be performed, expenses incurred or to be incurred, and such other matters as the Board considered relevant.

After full consideration of the above factors as well as other factors, the Board, including the Independent Trustees, unanimously approved the Sub-Advisory Agreement with the Sub-Adviser on behalf of the Fund.

Trustees and Officers of the Trust (unaudited)

TRUSTEES AND OFFICERS OF THE TRUST

The Trustees of the Trust, their addresses, positions with the Trust, ages, term of office and length of time served, principal occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Trustee and other directorships, if any, held by the Trustees are set forth below. The SAI includes additional information about the Fund’s Trustees and is available, without charge, upon request, by calling the Adviser (collect) at (212) 593-4383.

Name and Year of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES
James Simpson Year of Birth: 1970	Trustee	Since Inception	President, ETP Resources, LLC (since 2009) (a financial services consulting company)	14	Trustee (since 2015), Virtus ETF Trust II (4 portfolios)
Robert S. Tull Year of Birth: 1952	Trustee	Since Inception	Independent Consultant (since 2013); Chief Operating Officer, Factor Advisors, LLC (2010-2013)	14	Trustee (since 2015), Virtus ETF Trust II (4 portfolios)
Stephen O’Grady Year of Birth: 1946	Trustee	Since 2014	Lead Market Maker, GFI Group (2011-2012); Partner, Kellogg Capital Markets (2004-2011)	14	Trustee (since 2015), Virtus ETF Trust II (4 portfolios); Trustee (2013-2015), Greenhaven LLC; Trustee (since 2014), Acacia Group LLC; Trustee (since 2014), ETFS Trust (5 portfolios)
Myles J. Edwards Year of Birth: 1961	Trustee	Since 2016	General Counsel, CCO and COO, Shufro, Rose & Co., LLC (since 2014); General Counsel and CCO, Constellation Wealth Advisers, LLC (2011-2014)	14	Trustee (since 2015), Virtus ETF Trust II (4 portfolios)
INTERESTED TRUSTEE**
William J. Smalley Year of Birth: 1983	Trustee, President and Chief Executive Officer	Since Inception	President, Virtus ETF Solutions LLC (since 2012); Managing Principal, ETF Distributors LLC (since 2012); Managing Director, Virtus ETF Advisers LLC (since 2012); President and Chief Executive Officer, Virtus ETF Trust II (since 2015); Vice President, Factor Advisors, LLC (2010-2012)	10	None

Trustees and Officers of the Trust (unaudited) (continued)

Name and Year of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
OTHER EXECUTIVE OFFICERS
Kevin J. Carr Year of Birth: 1954	Secretary	Since 2015
Senior Vice President (since 2009), Vice President, Counsel and Secretary (2008 to 2009), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions (since 2005) with Virtus affiliates; Senior Vice President, Chief Legal Officer, Counsel and Secretary (since 2017), Virtus Asset Trust ; Secretary, Virtus ETF Advisers LLC (since 2015); Senior Vice President (since 2013), Vice President (2005 to 2013), Chief Legal Officer, Counsel and Secretary (since 2005), Virtus Mutual Fund Complex; Senior Vice President (2013 to 2014), Vice President (2012 to 2013) and Assistant Secretary (since 2012), Secretary and Chief Legal Officer (2005 to 2012), Virtus Total Return Fund, Inc. and Virtus Global Dividend & Income Fund Inc.; Senior Vice President and Assistant Secretary (since 2017), Assistant Secretary (2013 to 2016), Vice President, Chief Legal Officer, Counsel and Secretary (2010 to 2013), Virtus Variable Insurance Trust; Vice President and Assistant Secretary (since 2011), Duff & Phelps Global Utility Income Fund Inc.; Senior Vice President and Assistant Secretary (2013 to 2014), Vice President and Assistant Secretary (2012 to 2013), Vice President, Chief Legal Officer, Counsel and Secretary (2011 to 2012), Virtus Closed-End Funds; and Senior Vice President and Assistant Secretary (since 2017), Assistant Secretary (2013 to 2017), Virtus Alternative Solutions Trust; Secretary (since 2015), Virtus ETF Trust II
				N/A	N/A
Brinton W. Frith Year of Birth: 1969	Treasurer and Chief Financial Officer	Since Inception
President, Virtus ETF Advisers LLC (since 2013); Managing Director, Virtus ETF Solutions LLC (since 2013); Treasurer and Chief Financial Officer (since 2015), Virtus ETF Trust II; President, Javelin Investment Management, LLC (2008-2013)
				N/A	N/A
Nancy J. Engberg Year of Birth: 1956	Chief Compliance Officer	Since 2015
Senior Vice President (since 2017); Vice President (2008 to 2017) and Chief Compliance Officer (2008 to 2011 and since 2016), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2003) with Virtus affiliates; Senior Vice President and Chief Compliance Officer (since 2017), Virtus Asset Trust; Senior Vice President (since 2017), Vice President (2011 to 2017) and Chief Compliance Officer (since 2011), Virtus Mutual Fund Complex; Senior Vice President (since 2017), Vice President (2010 to 2016) and Chief Compliance Officer (since 2011), Virtus Variable Insurance Trust; Senior Vice President (since 2017), Vice President (2011 to 2016) and Chief Compliance Officer (since 2011), Virtus Global Multi-Sector Income Fund; Senior Vice President (since 2017), Vice President (2012 to 2016) and Chief Compliance Officer (since 2012), Virtus Total Return Fund Inc. and Virtus Global Dividend & Income Fund Inc.; Senior Vice President (since 2017), Vice President (2013 to 2016) and Chief Compliance Officer (since 2013), Virtus Alternative Solutions Trust; Vice President & Chief Compliance Officer (since 2014), Duff & Phelps Select Energy MLP Fund Inc.; Chief Compliance Officer (since 2015), Virtus ETF Trust II
				N/A	N/A

The address for each Trustee and officer is 1540 Broadway, 16th Floor, New York, NY 10036. Each Trustee serves until resignation, death, retirement or removal. Officers are elected yearly by the Trustees. The Fund did not pay any remuneration to the Trustees and officers of the Fund for the fiscal year ended July 31, 2017, because such fees are paid for by the Sub-Adviser as a result of the Fund’s unified fee arrangement with the Sub-Adviser.

*	As of July 31, 2017, the Fund Complex consisted of the Trust, which consisted of ten portfolios — Virtus LifeSci Biotech Products ETF (formerly BioShares Biotechnology Products Fund), Virtus LifeSci Biotech Clinical Trials ETF (formerly, BioShares Biotechnology Clinical Trials Fund), iSectors® Post-MPT Growth ETF, Tuttle Tactical Management U.S. Core ETF, Tuttle Tactical Management Multi-Strategy Income ETF, Virtus Newfleet Multi-Sector Unconstrained Bond ETF, InfraCap MLP ETF, InfraCap REIT Preferred ETF, Reaves Utilities ETF, and Virtus Cumberland Municipal Bond ETF — and Virtus ETF Trust II, which consisted of four portfolios — Virtus Newfleet Dynamic Credit ETF, Virtus Japan Alpha ETF, Virtus Enhanced U.S. Equity ETF and Virtus Enhanced Short U.S. Equity ETF. On August 25, 2017, Tuttle Tactical Management U.S. Core ETF and Tuttle Tactical Management Multi-Strategy Income ETF were liquidated.
**	William J. Smalley is an “interested person” as defined in the Investment Company Act of 1940, because he is an employee of the Adviser.

Supplemental Information (unaudited)

INFORMATION ABOUT PORTFOLIO HOLDINGS

The Fund files it complete schedule of portfolio holdings for its first and third fiscal quarters with the Securities and Exchange Commission (the “SEC”) on Form N-Q. The Fund’s Form N-Q is available without charge, upon request, by calling toll-free at (888) 383-0553. Furthermore, you may obtain the Form N-Q on the SEC’s website at www.sec.gov. The Fund’s portfolio holdings are posted daily on the Fund’s website at www.virtusetfs.com.

The Fund’s premium/discount information for the most recently completed calendar year and the most recently completed calendar quarters since that year is available without charge on the Fund’s website at www.virtusetfs.com.

INFORMATION ABOUT PROXY VOTING

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is provided in the Statement of Additional Information (“SAI”). The SAI is available without charge upon request by calling toll-free at (888) 383-0553, by accessing the SEC’s website at www.sec.gov, or by accessing the Fund’s website at www.virtusetfs.com.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30th is available by calling toll-free at (888) 383-0553 or by accessing the SEC’s website at www.sec.gov.

TAX INFORMATION

For the fiscal year ended July 31, 2017, the Fund makes the following disclosures for federal income tax purposes. Below is listed the percentages, or the maximum amount allowable, of its ordinary income dividends (“QDI”) to qualify for the lower tax rates applicable to individual shareholders, and the percentage of ordinary income dividends earned by the Fund which qualifies for the dividends received deduction (“DRD”) for corporate shareholders. The actual percentage of QDI and DRD for the calendar year will be designated in year-end tax statements.

QDI	DRD
77%	79%

c/o ETF Distributors LLC

1540 Broadway, Suite 1610
New York, NY 10036

8572(09/17)

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 12(a)(1), a copy of registrant’s code of ethics has been filed with the Commission. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

The registrant's board of trustees has determined that the registrant does not have an audit committee financial expert serving on its audit committee. At this time, the registrant's board of trustees believes that the collective experience provided by the members of the audit committee together offer the registrant adequate oversight for the registrant's level of financial complexity.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees. The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $11,000 and $11,000 for the registrant’s fiscal years ended July 31, 2016 and July 31, 2017, respectively.
(b)	Audit-Related Fees. None.

(c)	Tax Fees. The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant were $2,000 and $2,000 for the registrant’s fiscal years ended July 31, 2016 and July 31, 2017, respectively. No fees were billed in the registrant’s fiscal years ended July 31, 2016 and July 31, 2017 for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registered investment company’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registered investment company.

(d)	All Other Fees. None

(e)(1)	The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e)(2)	None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) or (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(f)	Less than 50% of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	During the fiscal years ended July 31, 2016 and July 31, 2017, aggregate non-audit fees of $2,000 and $2,000, respectively, were billed by the registrant’s accountant for services rendered to the registrant. No non-audit fees were billed in the either of the registrant’s last two fiscal years by the registrant’s accountant for services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)	Not applicable.

Item 5. Audit Committee of Listed registrants.

The registrant has a separately designated audit committee consisting of all the independent directors of the registrant. The members of the audit committee are: Stephen G. O’Grady, James Simpson, Robert S. Tull and Myles J. Edwards.

Item 6. Investments.

(a)	Included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is incorporated by reference to registrant’s Form N-CSR, filed January 6, 2016.

(a)(2)	A separate certification for each principal executive and principal financial officer pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)              ETFis Series Trust I

By (Signature and Title)*   /s/ William J. Smalley

William J. Smalley, President and Principal Executive Officer

(Principal Executive Officer)

Date                        October 10, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*   /s/ William J. Smalley

William J. Smalley, President and Principal Executive Officer

(Principal Executive Officer)

Date                       October 10, 2017

By (Signature and Title)*   /s/ Brinton W. Frith

Brinton W. Frith, Treasurer and Principal Financial Officer

(Principal Financial Officer)

Date                       October 10, 2017

* Print the name and title of each signing officer under his or her signature.